UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2008

GLOBAL DIVERSIFIED INDUSTRIES, INC.
(Exact name of Registrant as specified in its charter)

Commission file number  333-83231

Nevada                                                                          95-4741485
            (State or other jurisdiction of incorporation or organization)       (I.R.S. Employer identification no.)

1200 Airport Drive, Chowchilla, CA                                                                                                  93610
(Address of principal executive offices)                                                                                             (Zip code)

Telephone: 559-665-5800
 (Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

On February 22, 2008, the Registrant issued (a) a series of its Series B Convertible Preferred Stock having an aggregate original stated value of $3,484,294 (the “Series B Preferred Stock”), (b) its Series 1 Common Stock Purchase Warrants exercisable, in the aggregate, for 696,858,800 shares of Common Stock (individually, a “Series 1 Warrant” and collectively, the “Series 1 Warrants”), and (c) its Series 2 Common Stock Purchase Warrants exercisable, in the aggregate, for 696,858,800 shares of Common Stock (individually, a “Series 1 Warrant” and collectively, the “Series 2 Warrants”).  The Series B Preferred Stock, Series 1 Warrants, and Series 2 Warrants are collectively referred to herein as the “Securities”   The total cash paid for the Securities was (a) $2,000,000 in cash, and (b) the conversion of outstanding debt having aggregate accrued principal and interest of $1,484,294. THIS INFORMATION CONTAINED HEREIN DOES NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO PURCHASE SECURITIES.  THE SECURITES REFERENCED HEREIN HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES ABSENT REGISTRATION OR AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS.

The stated value of the Series B Preferred Stock is subject to redemption in one lump sum payment (the “Redemption Amount”) on the date two years from the date of issuance, unless earlier converted. Dividends on such stated value (or any balance thereof outstanding from time to time) accrue at an annual rate of twelve percent (12%).  As so accrued, dividends are due and payable quarterly in arrears in cash.  Payment of the Redemption Amount is guaranteed by the Registrant’s subsidiaries.  Payment of the Redemption Amount is secured by a blanket lien encumbering the assets of the Registrant and its subsidiaries.

ITEM 3.02   SALE OF UNREGISTERED SECURITIES.

On February 22, 2008, the Registrant completed a private placement and issued (a) its Series B Preferred Stock having an aggregate original principal balance of $3,484,294, (b) its Series 1 Warrants exercisable, in the aggregate, for 696,858,800 shares of Common Stock, and (c) Series 2 Warrants exercisable, in the aggregate, for 696,858,800 shares of Common Stock (the “Series B Offering”).  The stated value of the Series B Preferred Stock converts into Common Stock at a conversion price of one-half of one cent ($0.005) per share.  The Series 1 Warrants have an exercise price of one cent ($.01) and the Series 2 Warrants have an exercise price of two cents ($.02).  The total cash paid for the Securities was (a) $2,000,000 in cash, and (b) the conversion of outstanding debt having aggregate principal and interest of $1,484,294.

The issuance of the Securities were exempt from the registration requirements of the Securities Act of 1933, as amended, pursuant to Section 4(2) of the Act for transactions not involving a public offering and Rule 506 promulgated by the United States Securities and Exchange Commission under the Securities Act of 1933, as amended.  Such securities were issued only to institutional and accredited investors. THIS INFORMATION CONTAINED HEREIN DOES NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO PURCHASE SECURITIES.  THE SECURITES REFERENCED HEREIN HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES ABSENT REGISTRATION OR AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS.

Midtown Partners & Co., LLC (“Midtown Partners”), an SEC and NASD registered broker dealer, acted as the lead placement agent for the Registrant in connection with the issuance of the Series B Preferred Stock, Series 1 Warrants and Series 2 Warrants.  Midtown Partners’ corporate office is located in Tampa, Florida.  Additional information about Midtown Partners can be found at http://www.midtownpartners.com

In connection with the offering of such securities, the broker-dealers were paid aggregate cash commissions equal to $202,000.  In addition, the broker-dealers received (a) Common Stock Purchase Warrants entitling the broker-dealers to purchase, in the aggregate, 40,000,000 shares of the Registrant’s Common Stock at an exercise price of one-half of one cent ($.005) per share, (b) Common Stock Purchase Warrant entitling the broker dealers to purchase, in the aggregate, 40,000,000 shares of the Registrant’s Common Stock at an exercise price of one cent ($.01),  and (c) Common Stock Purchase Warrants entitling the broker-dealers to purchase, in the aggregate, 40,000,000 shares of the Registrant’s Common Stock at an exercise price of two cent ($.02).

The issuance of the above referenced warrants to the broker dealers was exempt from the registration requirements of the Securities Act of 1933, as amended, pursuant to Section 4(2) of the Act for transactions not involving a public offering and Rule 506 promulgated by the United States Securities and Exchange Commission under the Securities Act of 1933, as amended.  Such securities were issued only to accredited  investors.

Further on February 22, 2008, the total of six note holders of the Registrant converted a total of $1,484,294 into 1,484,294 shares of Series B Convertible Preferred Stock.

ITEM 5.03 AMENDMENT TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

Effective February 21, 2008, the Registrant amended its Articles of Incorporation to (a) increase its authorized common stock from four hundred million (400,000,000) to two billion seven hundred thirty six million five hundred thousand (2,736,500,000) shares, (b) increase its authorized preferred stock from ten million (10,000,000) to thirteen million five hundred thousand (13,500,000) shares, (c) authorize blank check preferred stock and delegate the right to designate preferences and limitations for such preferred stock to the Board of Directors, and (d)  establish the designations, rights and preferences of the Series B Preferred Stock.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)           Exhibits.

*3.1 Certificate of Amendment to Articles of Incorporation  of Registrant effective as of February 21, 2008, as corrected by the Certificate of Correction to Articles of Incorporation filed on February 25, 2008

*3.2 Certificate of Amendment to Articles of Incorporation, Certificate of Designation, Preferences, and Rights of Series B Convertible Preferred Stock, effective as of  February 21, 2008

*10.1 Securities Purchase Agreement dated February 22, 2008, by and between Registrant and each of the persons that purchased the Securities issued by the Registrant.

*10.2 Registration Rights Agreement dated February 22, 2008 between the Registrant and each of the persons that purchased the Securities issued by the Registrant.
*10.3 Form of Series 1 Common Stock Purchase Warrant issued on February 22, 2008 to each purchaser of the Securities

*10.4 Form of Series 2 Common Stock Purchase Warrant issued on February 22, 2008 to each purchaser of the Securities

*10.5 Form of the Common Stock Purchase Warrants issued to broker dealers in connection with the offering of the Securities

*10.6 Form of Subsidiary Guarantee issued by Lutrex Enterprises, Inc. and Global Modular, Inc. in connection with the Series B Financing.

*10.7 Security Agreement between Registrant, Lutrex Enterprises, Inc., Global Modular, Inc., and each of the persons that purchased the Securities issued by the Registrant.

* Filed herewith.